                                                                     EXHIBIT 21

                      CLEAN HARBORS, INC. AND SUBSIDIARIES

                                  SUBSIDIARIES

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
                                                                 Principal Place of
                                       State of Incorporation         Business
                                       ----------------------    ------------------
Clean Harbors Environmental Services,            MA           1501 Washington Street
 Inc.                                                         Braintree, MA 02185-0327

Clean Harbors of Natick, Inc.                    MA           1501 Washington Street
                                                              Braintree, MA 02185-0327

Clean Harbors of Braintree, Inc.                 MA           1501 Washington Street
                                                              Braintree, MA 02185-0327

Clean Harbors Services, Inc.                     MA           1501 Washington Street
                                                              Braintree, MA 02185-0327

Clean Harbors of Baltimore, Inc.                 PA           1501 Washington Street
                                                              Braintree, MA 02185-0327

Clean Harbors of Connecticut, Inc.               CT           1501 Washington Street
                                                              Braintree, MA 02185-0327

Clean Harbors Kingston Facility                  MA           1501 Washington Street
 Corporation                                                  Braintree, MA 02185-0327

Harbor Management Consultants, Inc.              MA           1501 Washington Street
                                                              Braintree, MA 02185-0327

Murphy's Waste Oil Service, Inc.                 MA           1501 Washington Street
                                                              Braintree, MA 02185-0327

Mr. Frank, Inc.                                  IL           1501 Washington Street
                                                              Braintree, MA 02185-0327

Northeast Casualty Risk Retention                VT           1501 Washington Street
 Group, Inc.                                                  Braintree, MA 02185-0327

Spring Grove Resource Recovery, Inc.             DE           1501 Washington Street
                                                              Braintree, MA 02185-0327
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